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                                                                   EXHIBIT 23.2

            CONSENT OF KPMG PEAT MARWICK LLP INDEPENDENT AUDITORS


Board of Directors
Lincare Holdings Inc.:

We consent to the use of our report incorporated by reference herein and to the references to our firm under the heading "Experts" in the Registration Statement.

Our report refers to a change in the method of accounting for income taxes.


                                       /s/ KPMG Peat Marwick LLP
                                           KPMG Peat Marwick LLP


Petersburg, Florida
May 26, 1995